UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2018
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Ave.
Floor 10, Detroit, Michigan
48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Following the previously announced retirement of Christopher A. Halmy as Chief Financial Officer of Ally Financial Inc. (Ally) effective March 1, 2018, Jennifer A. LaClair on February 26, 2018, was appointed as Chief Financial Officer of Ally effective March 1, 2018. Biographical information about Ms. LaClair is set forth in Ally’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 21, 2018, which is incorporated here by reference.
In connection with her appointment as Chief Financial Officer Designate of Ally effective December 18, 2017, Ms. LaClair had received (1) $550,000 in cash, (2) under the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 2, 2017 (ICP), $500,000 in restricted stock awards that will vest one-half on the first anniversary of the grant date and one-half on the second anniversary of the grant date, in each case, subject to her continued employment through that time, and (3) relocation benefits. In addition, in consideration of that appointment, Ms. LaClair in January 2018 had been awarded (a) under the Ally Financial Inc. Annual Incentive Plan, amended effective January 1, 2017 (AIP), $775,000 in cash, (b) under the ICP, $687,500 in restricted stock awards that will vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date, and one-third on the third anniversary of the grant date, in each case, subject to her continued employment through that time, and (c) under the ICP, $687,500 in performance-based restricted stock units (assuming attainment of the related performance goals at the target) that will vest in whole on the third anniversary of the grant date subject to the attainment of the related performance goals and her continued employment through that time.
Ms. LaClair is scheduled to receive, during 2018, an annual base salary of $600,000 as well as benefits and perquisites generally available to named executive officers other than Ally’s Chief Executive Officer. Ms. LaClair’s target incentive compensation for performance in 2018 is $775,000 in cash, $687,500 in restricted stock units, and $687,500 in performance-based restricted stock units under the AIP, the ICP, and the Ally Financial Inc. Executive Performance Plan, amended and restated effective as of January 1, 2018, in each case, if and as applicable at the time.
Item 9.01    Financial Statement and Exhibits.

Exhibit No.	Description

10.1	Filed as the Company’s Annual Report for the period ended December 31, 2017, on Form 10-K (File No. 1-3754), incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	March 1, 2018	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller